ALLCITY INSURANCE COMPANY

          335 Adams Street
          Brooklyn, New York 11201
          (718) 422-4000

          --------------------

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

          October 25, 1999
          --------------------
          To the Shareholders:

          The Annual Meeting of Shareholders ("Meeting") of Allcity Insurance Company
          (the "Company") will be held at the offices of the Company, 335 Adams Street, Brooklyn, New York 11201 on Monday, October 25, 1999, at 10:00
     a.m.
          for the following purposes:

          (1) To consider and act upon the election of five members of the Board of
          Directors of the Company.

          (2) To transact such other business as may properly come before the Meeting.

          Shareholders of record as of the close of business on September 24,
     1999
          are entitled to vote at and take part in the business of the Meeting.

          All shareholders are urged to participate either by sending in their proxies or by attending the Meeting in person.



          John R. Petrowski
            Corporate Secretary

          October 15, 1999


          IMPORTANT FOR ALL SHAREHOLDERS



          It is important that your shares be represented at the Annual Meeting of
          Shareholders. To be sure your interests are represented, please sign and return promptly the enclosed proxy in the envelope provided. No postage is required.

          ALLCITY INSURANCE COMPANY

          335 Adams Street

          Brooklyn, New York 11201
          (718) 422-4000
          --------------------
          PROXY STATEMENT
          --------------------
          ANNUAL MEETING OF SHAREHOLDERS




          October 25, 1999

          This proxy statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of
          Allcity Insurance Company (the "Company"), to be held on October 25, 1999,
          10:00 a.m. at the offices of the Company, 335 Adams Street, Brooklyn, New
          York 11201. This proxy statement and the accompanying form of proxy are being sent to shareholders on or about the date hereof.

          The enclosed form of proxy is being solicited by the Board of Directors of the Company. Where the shareholder specifies a choice as provided in the form of proxy with respect to the matters to be acted upon, the shares will be voted in accordance with the choice so specified; otherwise they will be voted in accordance with the Board of Directors' recommendations. A shareholder executing and returning a proxy has the power to revoke it before it is voted by sending written notice or a subsequently executed and
          dated proxy to the Company at its principal office or by attending the Meeting and voting in person. Attendance at the meeting will not in and of
          itself constitute revocation of a proxy.

          The expense of solicitation of the proxies will be borne by the Company.
          The solicitation will be made primarily by mail, and directors,



     officers
          and regular employees of the Company may solicit proxies by telephone, telecopier, telegram or in person. Brokerage houses and other custodians,
          nominees and fiduciaries will be reimbursed for the expense of forwarding documents to beneficial owners for whom they hold stock.

          VOTING SECURITIES AND PRINCIPAL HOLDERS

          General. Shareholders of record as of the close of business on September
          24, 1999 (the "Record Date") are entitled to notice of and to vote at the
          Meeting. On the Record Date, there were outstanding 7,078,625 Common Shares of the Company, which entitle shareholders to one vote in person or
          by proxy for each share held. The following table sets forth, as of the
          Record Date, information as to ownership of the Company's Common Shares by persons owning more than 5% of such shares. Information as to management's ownership of securities of the Company and the Company's parents is set forth under the caption "ELECTION OF DIRECTORS--Security Ownership of Management."

          Name and Address         Amount and Nature           Percent of
           Of Beneficial Owner       of Beneficial Ownership      Class

          Empire Insurance Company      5,987,401 Common           84.6%
          ("Empire")                    Shares owned of
          335 Adams Street              record
          Brooklyn, New York 11201

          Baldwin Enterprises, Inc.     373,607 Common             5.3%
          529 East South Temple         Shares owned of
          Salt Lake City, Utah 84102    record


                    Leucadia National Corporation ("Leucadia") controls Empire and
          Baldwin Enterprises, Inc. and may be considered a "parent" of the Company.

          ELECTION OF DIRECTORS

          Pursuant to the Company's Charter, By-laws and acts of the Board of Directors, the Board of Directors is presently comprised of 13 members who
          are divided into three classes, Classes I, II and III, serving staggered three-year terms of office. Classes I consist of five directors and Classes II and III consist of four directors each.

          At the Meeting, there will be an election of four Class III directors, who will serve for a three-year term expiring at the 2002 Annual Meeting of
          Shareholders. Frank M. Colalucci, James E. Jordan, Joseph A. Orlando and
          Harry H. Wise are the Board of Directors' nominees for the Class III directorships. There will also be an election of one Class I director, who
          will serve until the 2000 Annual Meeting of Shareholders. Carmen M. Rivera
          is the Board of Directors' nominee for the Class I directorship. All of the nominees are presently directors of the Company.

          Although management does not contemplate that any of the nominees will be unable to serve for any reason, in the event that any of the nominees become unavailable for election, shares represented by valid proxies will
          be voted for the election of a substitute nominee to be designated by management.

          All of the persons named as proxies in the accompanying form of proxy have advised the Company that they intend to vote shares represented by proxies received by them in favor of management's nominees in the election of directors, unless the authority to do so is withheld.

          Further Information about Nominees for Directors

          Information about each nominee's position with the Company and Empire and principal occupation appears below.

          Class I Directorships (Term Expires at 2000 Annual Meeting of Shareholders):

          CARMEN M. RIVERA, 53

          Position: Director of the Company and Empire since March 1999.

          Principal Occupation: Senior Vice President of Small Business Division of
          the Company and Empire since November 1998. Previously Select Manager of the New York City Office of Travelers Property and Casualty
     Corporation.

          Class III Directorships (Term Expires at 2002 Annual Meeting of Shareholders):

          FRANCIS M. COLALUCCI, 54

          Position: Director of the Company and Empire since May
          1996.

          Principal Occupation: Executive Vice President, Chief Financial



     officer and
          Treasurer of the Company and Empire since March 1999 and Senior Vice President, Chief Financial officer and Treasurer of the Company and
     Empire
          since 1996. Previously Vice President and Corporate Treasurer of The Continental Corporation from 1991 to 1996.

          JAMES E. JORDAN, 55

          Position: Director of the Company and Empire since 1997.

          Principal Occupation: Financial Consultant of the Jordan Company since 1984; President of William Penn Co. from 1986 to 1997.

          JOSEPH A. ORLANDO, 43

          Position: Director of the Company and Empire since 1998.

          Principal Occupation: Vice President and Chief Financial Officer of Leucadia since 1996.

          HARRY H. WISE, 60

          Position: Director of the Company and Empire since 1988.

          Principal Occupation: President and Director, H.W. Associates, Inc.
     (an
          investment advisory firm); President and Director, Madison Equity Capital
          Corp. (a sponsor of private investment partnerships).

          Further Information about Directors Continuing in Office

          The following directors are continuing in office for the respective periods indicated and until their successors are elected. Each of these directors was elected previously by the shareholders of the Company to hold such office. Information about each director's position with the Company
     and
          Empire and principal occupation appears below.

          Class I Directorships (Term Expires at 2000 Annual Meeting of Shareholders):

          IAN M. CUMMING, 59

          Position: Director of the Company and Empire since 1988.

          Principal Occupation: Chairman of the Board of Leucadia since June
     1978;
          Director of Skywest, Inc. (a Utah-based regional air carrier); Director of
          MK Gold Company (an international gold mining company); Director of HomeFed
          Corporation, a real estate development company.



          THOMAS E. MARA, 53

          Position: Director of the Company and Empire since 1994.

          Principal Occupation: Executive Vice President of Leucadia since May 1980 and Treasurer of Leucadia since January 1993.

          JOSEPH S. STEINBERG, 55

          Position: Director of the Company and Empire since 1988.

          Principal Occupation: President of Leucadia since January 1979 and Director since December 1978; Director of Jordan Industries, Inc., a holding company principally engaged in manufacturing; Director of MK Gold Company; Director of HomeFed Corporation.

          DANIEL G. STEWART, 80

          Position: Director of the Company and Empire since 1980.

          Principal Occupation: Independent consulting actuary.  Previously,
     Senior
          Vice President of Mutual Benefit Life Insurance Company from 1985 to November 1991.


          Class II Directorships (Term Expires at 2001 Annual Meeting of Shareholders):

          MARTIN B. BERNSTEIN, 65

          Position: Director of the Company and Empire since 1988.

          Principal Occupation: President and Director of Ponderosa Fibres of America, Inc. (a pulp manufacturer for paper producers).

          LOUIS V. SIRACUSANO, 52

          Position: Director of the Company and Empire since 1985.

          Principal Occupation: Partner with McKenna, Fehringer, Siracusano & Chianese (a law firm) since 1976.

          LUCIUS THEUS, 76

          Position: Director of the Company and Empire since 1980.

          Principal Occupation: President, The U.S. Associates (consultants in civic affairs, human resources and business management) since 1989; principal and
          Director of The Wellness Group, Inc. (a provider of health promotion programs).

          ROBERT V. TOPPI, 62

          Position: President, Chief Executive Officer and Director of the
     Company
          and Empire since August 17, 1998.

          Principal Occupation: President and Chief Executive Officer of the Company
          and Empire since August 17, 1998. Previously Resident Vice President of the
          Greater New York District of Aetna Casualty & Surety Company, a stock property/casualty insurer, from 1963 to 1996.

          Security Ownership of Management

          The following table sets forth information concerning beneficial ownership of the Company's Common Shares as of June 30, 1999 by all directors and nominees and by all officers and directors as a group. Directors and nominees not listed below did not own any of the Company's Common
     Shares.

                                       Amount and Nature          Percent
          Name of Beneficial Owner   of Beneficial Ownership      of Class

          Ian M. Cumming                     (l)                   (1)
          Joseph S. Steinberg                (1)                   (1)
          Directors and Executive
          Officers as a group
          (22 persons)                       (2)                   (2)

          (1) Although neither Mr. Cumming nor Mr. Steinberg directly owns any Common Shares of the Company, by virtue of their respective approximately
          16% and 15% interest in Leucadia, each may be deemed to be the beneficial owner of a proportionate number of the Common Shares beneficially owned by
          Leucadia through its 100% ownership of Empire. Mr. Cumming and Mr. Steinberg have an oral agreement pursuant to which they will consult with
          each other as to the election of a mutually acceptable Board of Directors of Leucadia.

          (2) Aside from the beneficial ownership described in note 1 to this table, various directors and officers beneficially own in the aggregate less than
          1% of the common shares of Leucadia.

          COMPENSATION OF DIRECTORS AND OFFICERS
          AND OTHER TRANSACTIONS WITH MANAGEMENT

          Compensation




          The Company does not remunerate its officers and directors directly. Officers and directors of the Company are also officers and directors of
          the Company's parent, Empire, which pays all salaries and directors' fees.
          The Company operates under the same general management as Empire and has
          full use of Empire's personnel, information technology systems and
          facilities.   All such salaries and fees, and all other operating
     expenses,
          are shared by the Company and Empire pursuant to a pooling arrangement under which 30% of such expenses are charged to the Company.

          The following table sets forth certain information for the fiscal year ended December 31, 1998 concerning the Company's 30% share of the cash compensation and other benefits paid to, or accrued for, any officer of the
          Company during 1998 whose compensation paid, or accrued for, under the pooling arrangement exceeded $100,000.

          SUMMARY COMPENSATION TABLE

                                                            Long Term
          Name and Principal       Annual Compensation      Compensation
          Position
                                                       LTIP         All Other
                                     Salary    Bonus   Payouts     Compensation
                              Year    ($)      ($)       ($)           ($)

          Robert V. Toppi     1998    (a)      (a)       (a)           (a)
          President and C.E.O.

          (a)  Mr. Toppi receives no compensation from the Company or Empire.
     He is
          compensated directly by Leucadia.

          The Company does not directly remunerate directors.  The directors of the
          Company and Empire who are not employees of Empire and the Company were
          paid an annual fee of $5,000. In addition, eligible directors receive $1,500 for each joint board meeting attended. For attendance at a meeting
          of a committee of the joint board, such directors receive $1,500 per meeting. In addition, each Chairperson of a Committee is entitled to
     $500
          per annum. 30% of all fees paid to such directors are charged to the Company in accordance with the pooling arrangement.

          Pension Plans

          Pensions for officers and employees of the Company during 1998 were provided under a trusteed non-contributory defined benefit pension plan
          ("Plan").  Any employee is eligible for membership in the Plan on



     January
          lst or July lst of any plan year after which he has completed one full year of service, consisting of a minimum of 1,000 credited hours with Empire, provided they have attained the age of 21 years by or before such date.

          Members of the Plan receive a basic pension if they work until their normal retirement date, which is the last day of the month in which they attain 65 years of age with 5 years of credited service. Any member in the active employ of Empire may elect early retirement between 55 and 65. A member electing early retirement must have at least 10 years of service. A monthly average of total compensation received over the highest 5 consecutive plan or calendar years before retirement is taken to compute
          benefits as follows:

          1.30% of the first $833 per month of average pay, plus
          1.75% of average pay over $833 per month.

          The sum of these two credits is multiplied by the years of credited service. The basic benefit amounts listed in the table below are not subject to any deduction for Social Security benefits or other offset amounts. The maximum benefit payable under the pension plan is
     $96,400 per
          year. Benefits accrued under the plan were frozen as of December 31, 1998.
          The plan was merged with the Leucadia plan effective January 1, 1999.

          The amounts set forth in the following table show estimated annual benefits upon retirement to which the Company contributes 30% of such cost through the pooling agreement.

          Highest 5-Year                      Years of Service
          Average
          Compensation at          10      15     20      25      30      35
          Retirement
          ($) 10,000            $1,300   1,950   2,600   3,250   3,900   4,550
              25,000             3,925   5,888   7,850   9,813  11,775  13,738
              50,000             8,300  12,450  16,600  20,750  24,900  29,050
              75,000            12,675  19,013  25,350  31,688  38,025  44,363
             100,000            17,050  25,575  34,100  42,625  51,150  59,675
             160,000            27,500  4l,300  55,100  69,000  82,600  96,400


                    Effective January 1, 1999, Empire adopted a non-contributory defined contribution plan. The contributions, ranging from 2% - 16%



     of
          employees' current pension eligible compensation, are based on the age and service of the employees with Empire. These contributions will accumulate for participants on a tax-deferred basis. Participants will have choices to direct the investment of their contributions to their accounts.

          Salary Cap Restoration Plan

               In 1994, Empire established a Salary Cap Restoration Plan ("SCRP") for certain corporate officers. Under the SCRP, Empire will provide these officers with an additional benefit, to be paid in a lump-sum upon retirement, equal to the difference between the actuarially determined lump-sum benefits, as computed under the defined benefit pension plan, of
          the officer's highest five year average compensation (not to exceed $320,000, adjusted for the cost-of-living) at retirement and the current
          maximum compensation limit of $160,000. The SCRP was an unfunded plan.
          Along with the defined benefit plan, the benefits under SCRP were curtailed as of December 31, 1998.

          Employees' Savings Plan

          Empire sponsors an Employees' Savings Plan (the "Savings Plan"), under which eligible employees may defer a portion of their annual compensation,
          subject to limitations. Empire contributes a matching amount, subject to certain limits. In 1996, Empire matched 65% of each participant's deferred contribution up to a maximum matching contribution of $813. A participant may also contribute, from his after-tax dollars, an amount, not to exceed
          10% of his annual compensation. Effective July 1996, the Savings Plan was amended to allow Empire-matching contributions equal to 50% of an employee's contributions up to a maximum of 2.5% of the employee's salary.
          Empire's contributions to the Savings Plan were $420,000, $438,000 and $524,000 in 1998, 1997 and 1996, respectively. Under the pooling agreement, the Company is obligated to provide 30% of Empire's contributions under the Savings Plan.

          OTHER MATTERS

          Management knows of no other business to come before the Meeting; however, if any other business properly comes before the Meeting, it is the intention of the persons named in the proxy to vote in accordance with their best judgment of what is in the best interests of the Company.



          To assure representation of your interest if you cannot attend the Meeting, please sign and return promptly the proxy in the enclosed envelope.


          By Order of the Board of Directors.


          John R. Petrowski
          Corporate Secretary

          October 15, 1999